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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

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                                  FORM 8-K


                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                              January 19, 2000
                              ----------------
               Date of Report (Date of earliest event reported)


                          NetSol International, Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


                                    Nevada
                                    ------
                (State or other jurisdiction of incorporation)


       333-28861                                          95-4627685
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(Commission File Number)                      (IRS Employer Identification No.)


           5000 N. Parkway Calabasas, Suite 202, Calabasas, CA 91302
           ---------------------------------------------------------
                   (Address of principal executive offices)

     Registrants telephone number, including area code:     (818) 222-9195
                                                       ------------------------

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ITEM 5.     OTHER EVENTS

     The Registrant filed a Preliminary 14C, Distribution of Information, with the Securities and Exchange Commission on January 18, 2000 to inform its shareholders of Amendment of Articles of Incorporation and Statement of Designation that it intended to file in connection with an investment by a private fund to authorize and issue preferred shares.

     The Registrant has re-evaluated the terms of the transaction and has determined it is in the best interests of the Registrant not to consummate this transaction.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 19, 2000                    NetSol International, Inc.


                                            By: /s/ Najeeb Ghauri
                                                ------------------------------
                                                Najeeb Ghauri
                                            Its: President